                                                                          1-1-92
                                                                    Split Dollar


                      AMENDMENT OF EXECUTIVE INCOME PLAN
                          DEFERRED COMPENSATION PLAN
                          --------------------------


     AGREEMENT, made and entered into this 1st day of January, 1992, by and between Richmond Federal Savings Bank, an Association duly organized and existing under the laws of the State of North Carolina, and having its usual place of business at 115 South Lawrence Street, Rockingham, North Carolina (hereinafter sometimes called the "Association"), and Robert Larry Campbell, currently residing at Rockingham, North Carolina (hereinafter called "Executive).


     WITNESSETH THAT:


     WHEREAS, the Executive and the Association have entered into a Split Dollar Agreement dated January 1, 1987, (hereinafter called the "Split Dollar Agreement"); and

     NOW, THEREFORE, in consideration of the premises, and the services rendered and to be rendered to the Association by the Executive, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Association and the Executive in accordance with Article X of the Split Dollar Agreement, hereby agree to amend Paragraph four, Article I & III of said Agreement as more fully explained below:

     AMENDMENT:


     In reference to paragraph four of the Split Dollar Agreement, SMA Life Assurance Company policy #L542,689 has been increased to $375,000.


     1.01(a) The death benefit proceeds payable to the Executive's beneficiary has been increased to $300,000.


     3.01 An amount equal to $300,000 shall be paid to the beneficiary.


     The Association and the Executive hereby agree that the Deferred Compensation Agreement dated January 1, 1987 shall be deemed to include this amendment.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 22nd day of January, 1992.


                                         /s/ Robert Larry Campbell
                                        --------------------------------------
                                        Robert Larry Campbell


                                        RICHMOND FEDERAL SAVINGS BANK


                                        By: /s/ Stanley Vetter, M.D.
                                        --------------------------------------
                                              President

ATTEST:

 /s/ J. Martin Page
-------------------------------
Secretary


WITNESS:

 /s/ Karen M. Rickett
-------------------------------

 /s/ Angela U. Ammons
-------------------------------

                                                                  Revised 1-1-92
                                                           Deferred Compensation



                       AMENDMENT OF EXECUTIVE INCOME PLAN
                           DEFERRED COMPENSATION PLAN
                           --------------------------

     AGREEMENT, made and entered into this 1st day of January, 1992, by and between Richmond Federal Savings Bank, an Association duly organized and existing under the laws of the State of North Carolina, and having its usual place of business at 115 South Lawrence Street, Rockingham, North Carolina (hereinafter sometimes called the "Association"), and Robert Larry Campbell, currently residing at Rockingham, North Carolina (hereinafter called "Executive).

WITNESSETH THAT:

     WHEREAS, the Executive and the Association have entered into a Deferred Compensation Agreement dated January 1, 1987, (hereinafter called the "Deferred Compensation Agreement"); and

     NOW, THEREFORE, in consideration of the premises, and the services rendered and to be rendered to the Association by the Executive, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Association and the Executive in accordance with Article XI of the Deferred Compensation Agreement, hereby agree to amend Article III & V of said Agreement as more fully explained below:

     AMENDMENT:

     3.01(a) Policy #S633,855 issued by SMA Life Assurance Company has been increased to $2,500/mo. benefit.

     5.01(a) The monthly retirement payment has been increased to two thousand, five hundred and no/100 ($2,500).

     5.01(b)(1) Monthly payments shall be two thousand, five hundred and no/100 ($2,500).

     5.02(a) The annual benefit amount used in calculating the accrued benefit shall be $30,000.

The Association and the Executive hereby agree that the Deferred Compensation Agreement dated January 1, 1987 shall be deemed to include this amendment.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 22nd day of January, 1992.



                                         /s/ Robert Larry Campbell
                                        --------------------------------------
                                        Robert Larry Campbell



                                        RICHMOND FEDERAL SAVINGS BANK


                                        By: /s/ J. Stanley Vetter, M.D.
                                        --------------------------------------
                                            Chairman

ATTEST:

 /s/ J. Martin Page
--------------------------
Secretary



WITNESS:

 /s/ Karen M. Rickett
--------------------------

 /s/ Angela U. Ammons
--------------------------

                               EXECUTIVE INCOME

                        DEFERRED COMPENSATION AGREEMENT

                                   INCLUDING

                  PAYMENT OF DISABILITY INCOME POLICY PREMIUMS

     AGREEMENT, made and entered into this 1st day of January, 1987 by and between Richmond Federal Savings & Loan Association, a corporation duly organized and existing under the laws of the State of North Carolina, and having its usual place of business at 115 South Lawrence Street, Rockingham, North Carolina (hereinafter sometimes called the "Corporation"), and Robert Larry Campbell, currently residing at 115 Pinedale Drive, Rockingham, North Carolina (hereinafter called "Executive").

     WITNESSETH THAT:

     WHEREAS, the Executive is presently employed by the Corporation in the position of Vice President, in which capacity his services have contributed to the successful operation of the Corporation, and the Corporation and its Directors believe it is in the best interest of the Corporation to retain the services of the Executive; and

     WHEREAS, the Executive desires to enter into this agreement with the Corporation under which, in consideration of services rendered and to be rendered by him to the Corporation, it will agree to make certain payments to him in the event of his retirement while in the employment of the Corporation and will pay premiums on a disability income policy to be owned by the Executive which will provide him with a monthly benefit in the event of his disability as defined in the disability policy, all subject to the terms and conditions hereof; and

     WHEREAS, the Directors of the Corporation have concluded and agreed that it is in the best interests of the Corporation to enter into this agreement with the Executive;

     NOW, THEREFORE, in consideration of the premises, and the services rendered and to be rendered to the Corporation by the Executive, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Executive hereby mutually covenant and agree as follows:

                                   ARTICLE I
                   Retirement of Executive Following Age 65
                   ----------------------------------------

     1.01 The Corporation agrees that the Executive may retire from the active and daily service of the Corporation on the day which is one day prior to the first day of the month in which the Executive has his sixty-fifth (65th) birthday. It is understood and agreed that with the consent of the directors of the Corporation, the Executive may remain in the active and full-time employment of the Corporation after his sixty-fifth (65th) birthday, and that the word "retirement" as used in this agreement shall refer to the actual. retirement of the Executive, and that no benefit shall be paid the Executive under this agreement until his actual retirement from regular full-time employment in the Corporation, unless the Executive and the Corporation shall otherwise mutually agree in writing.

     1.02 The Corporation agrees that commencing on the first payment date (as defined in Section 5.02) after the date of the Executive's retirement, and on each payment date thereafter for the term of this agreement, it will make monthly retirement payments in the amount provided in Article V hereof. The Corporation agrees to continue to make such monthly payments to the Executive during his life for ten (10) years and until the Executive shall have received one hundred and twenty (120) monthly payments; subject, however, to the conditions and limitations provided for and set forth hereinbelow.

                                  ARTICLE II
                            Death During Retirement
                            -----------------------

     2.01 The Corporation agrees that if the Executive shall retire but shall die before receiving any or all of the said monthly payments, as provided in
Section 1.02, it will continue to make such monthly retirement payments to the designated beneficiary of the Executive who shall be living and entitled to receive such payments on the then current monthly payment date. If the Executive retires, and dies after the expiration of said 120 month period, no further payments shall be due or payable by the Corporation under this agreement.

     2.02 As long as this Agreement is in force, the Executive shall be entitled to specify, in accordance with the procedures set forth in Section 12.01, the beneficiary or beneficiaries of any payments remaining to be paid under this agreement at the time of his death.

                                  ARTICLE III
                  Payment of Disability Income Policy Premiums
                  --------------------------------------------

     3.01(a) The Corporation has caused SMA Life Assurance Company's ("Insurer") Sickness and Accident Disability Income Policy # S 573,315-00 ("Policy") insuring the Executive to be in effect, the Corporation will pay the premiums that may be required to keep the Policy in force.

     3.01(b) A claim for benefits under the Policy shall be made directly with the Insurer as provided in the Claims Procedure in Article VII of this agreement. It shall be the Executive's responsibility to submit doctor's statements or any other supporting documentation or information requested by the Insurer at any time as to such Executive's disability. Proof of continued disability must be furnished by the Executive upon request by the Insurer.

     3.01(c) The Executive agrees that he shall rely solely and exclusively on said policy to provide the disability benefit provided under this Article III without recourse against the Corporation. The parties agree that the Insurer's decision regarding the Executive's entitlement or continued entitlement to disability benefits under said policy shall be binding and conclusive as between the parties to the Agreement.

     3.01(d)  It is the intention of the parties to this Agreement:

          (1) That the benefits payable to the Executive under the provisions of this Article III shall qualify as amounts received under an accident and health plan meeting the requirements of Section 105 of the Internal Revenue Code of 1954, as amended; and

          (2) That the payment of premiums for the disability policy by the Corporation shall qualify as contribution by an employer to an accident and health plan under Section 106 of the said Internal Revenue Code.

     3.01(e) For purposes of determining the Executive's eligibility for retirement benefits under Article I of the Agreement, the Executive shall be deemed to be in the "active and daily service" of the Corporation for the entire period that he is disabled within the meaning of the disability income policy including any elimination period contained therein.

                                  ARTICLE IV
                           Termination of Employment
                           -------------------------

     4.01 In the event that the Executive terminates his employment with the Corporation voluntarily, or if he is discharged for dishonesty, fraud, gross neglect of duties, intentional damage to the property of the Company or intentional performance of any act materially inimical to the interest of the Company or for other due cause as determined by the Directors of the Company prior to his attaining age 65, no amounts shall be payable hereunder to him or any other person.

     4.02 However, if the employment of the executive shall be terminated without due cause, he shall have a vested interest in the accrued retirement benefits as set forth in Section 4.03.

     4.03 Vesting shall be based on a full year of service with the Corporation from the date of participation. There shall be no vesting until completion of three (3) full years of service at which time the vesting percentage shall be
20. Thereafter, and for each additional one full year of service, the vesting percentage shall increase by 20, except that at age 65 the percentage will be
100. The vesting percentage shall not be greater than 100. There shall be no vesting for a partial year of service. All vested percentage shall be a percentage of the accrued retirement benefit and will be paid starting at the executive's normal retirement date in 120 monthly installments.

     4.04 Monthly payments shall be made on the first business day of each calendar month until the employee or his beneficiary has received one hundred twenty (120) monthly payments. However, at the discretion of the Board of Directors the Corporation may elect to pay the present value of any monthly payments due under this agreement in a lump sum to the employee or to his beneficiary. The prime rate in effect at that time shall be used in determining the present value of the payments.

           If monthly payments are elected by the Corporation under this Section, the Board of Directors in its discretion, may elect to commence the payments either on the first day of the thirteenth month after termination or at age 65 of the employee.

           Any benefits the employee would have been entitled to receive had he lived shall be payable to the employee's beneficiary.

                                   ARTICLE V
                          Amount of Monthly Payments
                          --------------------------

     5.01(a) The amount of each monthly retirement payment to be made by the Corporation from its own funds and by its own check to the Executive or the Executive's beneficiary, as provided for in this Section 1.02 shall be one thousand six hundred sixty six dollars and sixty seven cents ($1666.67).

     5.01(b)  If the monthly payments are payable by the Company under Section
1.02 (concerning retirement), or Article II (concerning death during retirement), the amount of each monthly payment shall be determined as of the employees actual retirement date in the following manner:

          1. If monthly payments are payable under Section 1.02, the amount of each monthly payment shall be one thousand six hundred sixty six dollars and sixty seven cents.

          2. If monthly payments are payable to the employee's beneficiary under Section 2.01, the amount of each monthly payment shall be the same as that which would have been paid to the employee had he lived.

          3. If monthly payments are payable by the Company under Section 4.02 (concerning termination of employment without cause) the amount of each monthly payment shall be based on a percentage of the Employee's accrued benefit determined as of the date of termination.

     5.02(c) For purposes of the Article, the accrued benefit shall be the result obtained under the following formula. The annual benefit of $20,000 shall be multiplied by a fraction, the denominator of which shall be 65 minus the Employee's age when he first became a participant in the plan and the numerator of which shall be the number of full years of service with the Corporation. The resulting figure shall them be multiplied by the vesting percentage to arrive at the annual retirement benefit. The employee's age shall be his age at his last birthday immediately prior to his becoming a participant in the plan. There shall be no credit given for a partial year of service. Payments shall be made on a monthly basis; the annual benefit shall be divided by 12 for this purpose. However, the Board of Directors in its discretion may elect to pay the present value of these payments in a lump sum as provided in Section 4.04.

                                  ARTICLE VI
            Employee Retirement Income Security Act of 1974 (ERISA)
            -------------------------------------------------------

     6.01 For purposes of ERISA, the Corporation will be the "Named Fiduciary" and "Plan Administrator" of the plan for which this agreement is hereby designated the written plan instrument.

     6.02 The Corporation's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its responsibility under the Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                                  ARTICLE VII
                                Claims Procedure
                                ----------------

     7.01 The following Claims Procedure shall control the determination of benefit payments under this plan:

          (a)  Filing of a Claim for Benefits

               Any insured, beneficiary or other individual ("Claimant") entitled to benefits under the Plan or under a policy will file a claim request with the Plan Administrator with respect to retirement benefits under the plan and with the Insurer with respect to disability benefits under the disability income policy. The Plan Administrator will, upon written request of a claimant, make available copies of any claim forms or instructions provided by the Insurer or advise the Claimant where copies of such forms or instructions may be obtained.

          (b)  Denial of Claim

               A Claim for Benefits under the Plan will be denied if the Corporation determines that the claimant is not entitled to receive benefits under the Plan. Notice of a denial shall be furnished to the Claimant within a reasonable period of time after receipt of the Claim for Benefits by the Plan Administrator.

          (c)  Content of Notice

               The Plan Administrator shall provide within ninety (90) days to every Claimant who is denied a Claim for Benefits written notice setting forth, in a manner calculated to be understood by the Claimant, the following:

               1.  The specific reason or reasons for the denial;

               2. Specific reference to pertinent Plan provisions on which the denial is based;

               3. A description of any additional material or information necessary for the Claimant to perfect the claim, and any explanation of why such material or information is necessary; and

               4. An explanation of the Plan's Claim Review Procedure as set forth below.

          (d)  Review Procedure

               The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a Claim to the Named Fiduciary for a full and fair review. To accomplish that purpose, the Claimant or his duly authorized representative:

               1. May require a review upon written application to the Named Fiduciary;

               2.  May review pertinent Plan documents; and

               3.  May submit issues and comments in writing.

               A Claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Named Fiduciary at any time within sixty (60) days after receipt by the Claimant of written notice of the denial of his claim.

          (e)  Decision on Review

               A decision on review of a denied claim shall be made in the following manner:

               1. The decision on review shall be made by the Named Fiduciary, who may in his discretion hold a hearing on the denied claim. Such decision shall be made promptly, and not later than sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred and twenty (120) days after receipt of the request for review.

               2. The decision on review shall be in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

                                 ARTICLE VIII
                             Financing of Benefits
                             ---------------------

          8.01 All retirement benefits and policy premiums under the plan shall be provided out of the general assets of the Corporation at the time such benefits are to be made. The parties agree that the Corporation is under no obligation to set aside funds in advance of the time for payment, or to otherwise provide security for its obligations under this Agreement.

          8.02 Retirement payments for the Plan shall be made out of the general assets of the Corporation upon submission and approval of a Claim for Benefits made pursuant to the Claims Procedure established as required by ERISA, and set forth above.

                                   ARTICLE IX
                                 Governing Laws
                                 --------------

          9.01 This Agreement shall be governed by and construed in accordance with the laws of North Carolina, where it is made and to be performed. It sets forth the entire agreement between the parties concerning the subject matter thereof, and any amendment or discharge shall be made only in writing. This Agreement shall bind and benefit the parties and their legal representatives and successors.

                                   ARTICLE X
                          Not a Contract of Employment
                          ----------------------------

          10.01 This agreement shall not be deemed to constitute a contract of employment between the parties, nor shall any provision restrict the right of the Corporation to discharge the Executive.

                                   ARTICLE XI
                            Amendment or Termination
                            ------------------------

          11.01 No beneficiary under this Agreement shall obtain any vested right to have this agreement continued in force, and it may be amended or modified in whole or in part by the Executive and the Corporation in writing at any time without the consent of said beneficiary.

                                  ARTICLE XII
                               Further Provisions
                               ------------------

          12.01 The term "beneficiary" as used herein shall mean any person or trust, or combination thereof, last designated by the Executive in writing and filed with the Corporation by the Executive during his lifetime upon a Nomination of Beneficiary form provided by the Corporation. Any such designation or designations of beneficiary shall be revocable at any time or times without the consent of any beneficiary, whether now living or born thereafter, by written designations of beneficiaries made by the Executive and similarly filed by him with the Corporation during his lifetime. In the absence of or failure of designated beneficiaries, the executor(s) or administrator(s) of the Executive shall be his beneficiary.

          12.02 It is agreed that neither the Executive nor any beneficiary hereunder shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable, and in the event of any attempted assignment or transfer, this Agreement shall terminate and the Corporation shall have no further liability hereunder.

          12.03 The Corporation agrees that it will not merge or consolidate with another Corporation or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth.

          12.04 This agreement shall be executed in duplicate, each copy of which when so executed and delivered shall be an original, but both copies shall, together, constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 1st day of January, 1987.


                                   /s/   Robert Larry Campbell
                                 --------------------------------------------
                                 ROBERT LARRY CAMPBELL


                                 RICHMOND FEDERAL SAVINGS & LOAN
                                 ASSOCIATION

                                 By:   /s/   Buena Vista Coggin
                                    -----------------------------------------
                                       BUENA VISTA COGGIN, PRESIDENT

ATTEST:

  /s/   Arlie S. Baldwin
------------------------------
SECRETARY


WITNESS:

------------------------------

------------------------------

                             EXECUTIVE INCOME PLAN
                             ---------------------



                            DESCRIPTION OF BENEFITS
                            -----------------------


                                      FOR
                                      ---


                                 LARRY CAMPBELL
                                 --------------



                                 DEATH BENEFIT
                                 -------------

$200,000 to the family if death occurs prior to retirement.
Death Benefit is income tax free and may be estate tax free.



                               DISABILITY BENEFIT
                               ------------------

$17,796 per year of disability income payable upon permanent disability until retirement age is reached.



                               RETIREMENT BENEFIT
                               ------------------

$20,000 per year of retirement income payable at retirement for 10 years to you and/or family.

                                EXECUTIVE INCOME
                             SPLIT DOLLAR AGREEMENT


          AGREEMENT, made and entered into this 1st day of January, 1997 by and between Richmond Federal Savings & Loan Association, a corporation duly organized and existing under the laws of the State of North Carolina, and having it usual place of business at 115 South Lawrence Street, Rockingham, North Carolina (hereinafter sometimes called "Corporation"), and Robert Larry Campbell currently residing at 115 Pinedale Drive, Rockingham, North Carolina (hereinafter called "Executive").


          WITNESSETH THAT:


          WHEREAS, the Executive is presently employed by the Corporation in the position of Vice President, in which capacity his services nave contributed to the successful operation of the Corporation, and the Corporation and its Directors believe it is in the best interest of the Corporation to retain the services of the Executive; and


          WHEREAS, the Corporation is desirous of assisting the Executive in paying for a pre-retirement life insurance benefit; and


          WHEREAS, the Corporation has determined that this insurance can best be provided under a "split dollar" arrangement and the Corporation has applied for insurance Policy No. L 392,179-00 (the "policy") issued by SMA Life (the "Insurer") in the face amount of $225,000 on the Executive's life; and


          WHEREAS, the Corporation and the Executive agree to make said insurance policy subject to this split dollar agreement.


          NOW, THEREFORE, in consideration of the premises, and the services to be rendered to the Corporation by the Executive, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Executive hereby mutually covenant and agree as follows:

                                   ARTICLE I
                   Policy Ownership and Dividend Application
                   -----------------------------------------

          1.01 The Policy has been issued to the Corporation as the owner thereof. The Corporation will have and may exercise all ownership rights in the policy except as provided hereafter:

                (a) As long as this Agreement is in force, the Executive shall be entitled to specify in writing to the Corporation, the beneficiary or beneficiaries and the mode of payment thereto of an amount of death benefit proceeds payable under the policy equal to $200,000. The Corporation agrees that upon receipt of such written request, it will immediately take such action as is necessary to evidence any such change in the Executive's desired beneficiary designation which change shall become effective as provided in the policy;

                (b) The Corporation will not, without the written consent of the
                    Executive, assign its rights in the policy other than for purposes of obtaining a loan against the policy as provided in paragraph (c) below;

                (c) The Corporation will have the right (i) to borrow from the
                    Insurer and to secure that loan by the policy for any purpose including, but not limited to, borrowing for the purpose of paying premiums without giving notice to the employee, and (ii) to make partial withdrawals of the policy surrender value; provided, however, that if the exercise of such rights would reduce the death benefit payable to the Executive's beneficiary pursuant to Section 3.01(a), then such rights shall be exercisable by the Corporation only with the written consent of the Executive.

          1.02 Except as provided in paragraph 1.01 above, the Corporation agrees with the Executive that so long as this agreement is in force; it will not exercise any rights under the policy which will compromise or reduce the death benefit payable to the Executive's beneficiary.

          1.03 Dividends payable under the policy, if any, will be applied as provided in the application of the policy.

          1.04 As between the Executive and the Corporation, this agreement shall take precedence over any provisions of the policy (including any riders, amendments and attachments thereto) in case of a conflict between the terms of the policy and this agreement.

                                   ARTICLE II
                              Payment of Premiums
                              -------------------

          2.01 As long as this agreement is in force, the Executive and the Corporation agree to share in the payment of the premiums on said policy of insurance in such amounts and in the manner set forth below:

                (a) Unless paragraph (b) applies, the Executive's share of the annual premium shall be that portion of the annual premium due on the policy that is equal to the amount of the economic benefit that would be taxable to the Executive but for the pay-merit by the Executive of such amount based upon an amount of insurance protection equal to the Executive's death benefit specified in

                    Article 1. The Corporation shall pay the balance of each such annual premium.

                (b) If the policy is a flexible premium contract such that premiums may be varied as to the amount and timing of premium payments, then the Executive shall be required to make an annual premium contribution in an amount determined in accordance with paragraph (a) above, beginning on the policy issue date and continuing thereafter on the anniversary of such date. The Corporation shall pay premiums at such times and in such amounts as it may determine in its sole discretion.

          2.02 The amount of economic benefit that would be taxable to the Executive shall be computed in accordance with the Insurer's current published rate per $1000 of insurance protection for Individual 1-year term life insurance available to all standard risks as provided in Revenue Ruling 66-110, 1966-1 C.B.12.

          2.03 In order to facilitate the payment of premiums on the policy, it is agreed that the Corporation in the first policy year, and in each year thereafter and as long as this agreement is in force, shall forward the total amount of the premium then currently due and payable on the policy directly to the Insurer and, immediately thereafter, it shall indicate in the appropriate Corporate records that the annual sum payable by the Executive as provided for above in Section 2.01, shall be added to his annual salary or compensation.

                                  ARTICLE III
                             Beneficiary Provisions
                             ----------------------

          3.01 If the Executive dies while this agreement is in force, the policy death benefit shall be divided as follows:

                (a) An amount equal to $200,000 shall be paid to the beneficiary or beneficiaries then specified by the Executive as provided in Section 1.01(a), above but subject to the provisions of
                    Section 1.01(c).

                (b) The balance of said policy death benefit, if any shall be paid to the Corporation.

          3.02 It is agreed by the parties hereto that no beneficiary shall have any right to reimbursement or contribution from the estate of the Executive or from the Corporation with respect to the amount collected by this Corporation under said policy.

          3.03 If the Executive shall die while this agreement is in force, the Corporation agrees to take such action as may be necessary to obtain payment from the insurer of the amounts payable under said policy to the beneficiaries designated therein.

                                  ARTICLE IV
                           Termination of Agreement
                           ------------------------

          4.01 This agreement shall automatically terminate upon the happening of any of the following events:

                (a) The Executive's termination of employment voluntarily, or his discharge for any reason prior to death. The Executive's total disability shall not be considered a termination of employment. Total disability shall have the same meaning as under the waiver of premium rider acquired or available with the policy.

                (b) Express termination of this agreement by either the Corporation or the Executive at any time upon 30 days written notice to the other.

                (c) On the day prior to the date of the Executive's retirement, which retirement date shall be the day prior to the first day of the month in which the insured has his sixty-fifth (65th) birthday. It is understood and agreed that with the consent of the Directors of the Corporation, the Executive may remain in the active and full-time employment after the above stated retirement date, and the retirement date as used in this agreement shall refer to the actual retirement date of the Executive. The retirement date shall be specified on a Policy Contract Change Form provided by the Insurer.

                (d) Death of the Executive, subject, however to the provisions of Article III.

                (e) Lapse or termination of the Policy.

          4.02 Upon termination of this agreement under Section 4.01 (a), (b), or (c), the Corporation shall become sole owner of the policy unless otherwise agreed by the parties.

                                   ARTICLE V
                                 Reorganization
                                 --------------

          5.01 The Corporation agrees that it will not merge or consolidate with another corporation or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth.

                                   ARTICLE VI
                                 Governing Laws
                                 --------------

          6.01 This Agreement shall be governed by and construed in accordance with the laws of North Carolina, where it is made and to be performed. It sets forth the entire agreement between the parties concerning the subject matter thereof, and any amendment shall be made only in writing. This Agreement shall bind and benefit the parties and their legal representatives and successors.

                                 ARTICLE VII
                         Not a Contract  of Employment
                         ------------------------------

          7.01 This Agreement shall not be deemed to constitute a contract of employment between the parties, nor shall any provisions restrict the right of the Corporation to discharge the Executive.

                                  ARTICLE VIII
           Employment Retirement Income Security Act of 1984 (ERISA)
           ---------------------------------------------------------

          8.01 For the purposes of ERISA, the Corporation shall be the "Named Fiduciary" and "Plan Administrator" of the split dollar life insurance plan for which this agreement is hereby designated the written plan instrument.

          8.02 The Corporation's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its responsibilities under the Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                                   ARTICLE IX
                                Claims Procedure
                                ----------------

          9.01 The following Claims Procedures shall control the determination of benefit payments under this Plan:

(a) Any insured, beneficiary or other individual ("claimant") entitled to benefits under the plan or under the policy shall file a claim request with the Plan Administrator with respect to benefits under the Plan and with the Insurer with respect to benefits under the policy. The Plan Administrator shall, upon written request of a claimant, make available copies of any claim forms instructions provided by the insurer or advise the Claimant where copies of such forms or instructions may be obtained.

(b)  Denial of Claim

     A Claim for Benefits under the Plan shall be denied if the Corporation determines that the claimant is not entitled to receive benefits under the Plan. Notice of the denial shall be furnished to the Claimant within a reasonable period of time after receipt of the Claim for Benefits by the Plan Administrator. In the case of benefits which are provided under the policy, the initial decision on the claims shall be made by the Insurer.

(c)  Content of Notice

     The Plan Administrator shall provide within ninety (90) days to every Claimant who is denied a Claim for Benefits written notice setting forth, in a manner calculated to be understood by the Claimant, the following:

     1.  The specific reason or reasons for the denial;

     2. Specific reference to pertinent Plan provisions on which the denial is based;

     3. A description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

     4.  An explanation of the Plan's Claim Review Procedure as set forth below.

(d)  Review Procedure

     The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable Opportunity to appeal a denial of a Claim to the Named Fiduciary for a full and fair review. To accomplish that purpose, the Claimant or his duly authorized representative:

     1.  May require a review upon written application to the Named Fiduciary;

     2.  May review pertinent Plan documents; and

     3.  May submit issues and comments in writing.

         A Claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Named Fiduciary at any time within sixty (60) days after receipt by the Claimant of written notice of the denial of his claim.

(e)  Decision of Review

     A decision on review of a denied claim shall be made in the following manner:

     1. The decision on review shall be made by the Named Fiduciary, who may in his discretion hold a hearing on the denied claim. Such decision shall be made promptly, and not later than sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred and twenty (120) days after receipt of the request for review.

     2. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

                                   ARTICLE X
                                   Amendment
                                   ---------

          10.01 No beneficiary under the policy shall obtain any vested right to have this agreement continued in force and it may be amended or modified in whole or in part by the Executive and the Corporation in writing at any time without the consent of said beneficiary.


          IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 1st day of January 1 1987.


                                   /s/  Robert Larry Campbell
                                 --------------------------------------------
                                 Robert Larry Campbell


                                 RICHMOND FEDERAL SAVINGS BANK


                                 By:   /s/  Buena Vista Coggin
                                    -----------------------------------------
                                       Buena Vista Coggin, President

ATTEST:

 /s/  Arlie S. Baldwin
--------------------------
Secretary


WITNESS:

--------------------------

--------------------------

                                  SPLIT DOLLAR

                              LIFE INSURANCE PLAN

                            SUMMARY PLAN DESCRIPTION

The Split Dollar Life Insurance Plan provides your beneficiary with a stated death benefit in the event of your death while this plan is in effect. The plan terminates and no death benefit will be provided if you cease to be employed by this company for any reason or if you retire.

This Summary describes the Split Dollar life insurance agreement entered into between you and this company on January 1, 1987. This Summary Plan Description is only a summary of the key provisions of the Plan. In case of any differences between the Summary Plan Description and the actual Agreement, the actual Agreement will govern.

The following represents a description of the plan in terms which are easy to understand. For simplification, technical language has been avoided as much as possible.

                                  ELIGIBILITY
                                  -----------

Eligibility to participate in this Plan is selective. The employer retains absolute discretion to determine which employees will be allowed to participate in the plan. Furthermore, the employer may terminate the plan at its discretion at any time.

The sole benefit provided under this plan is the right to name a beneficiary of a stipulated portion of the proceeds of an insurance policy on your life. You may assign this right to third parties if you so desire.

The following events will automatically terminate the plan:

1.  if your employment with the employer is terminated prior to retirement; or

2. on the day specified on a Policy Contract Change (Form 200) provided by the insurer (the day which is one day prior to the date specified as your retirement date); or

3. Express termination of the plan by either you or the employer at any time upon thirty (30) days written notice to the other; or

4. On the day prior to the date of your retirement, which is one day prior to the first day of the month in which you will attain your 65th birthday. However, you may, with the consent of the Board of Directors, remain in active and daily service of the employer beyond age 65; and in that event, the term "retirement" date shall mean the date of your actual retirement; or

5. Upon the payment to your designated beneficiary of the death benefit payable under the plan, or

6.  Lapse or termination of the insurance policy.

                  EMPLOYEE CONTRIBUTION/PURCHASE OF INSURANCE
                  -------------------------------------------

As part of this plan, you have agreed to undergo a medical exam and take all action necessary for the employer to obtain a contract of insurance on your life. You understand that the amount of insurance purchased may be greater than the proceeds payable to your beneficiary. Furthermore, all such proceeds in excess of your stipulated death benefit will belong to the employer. The amount of your stipulated death benefit will not be changed or reduced without your consent, subject, however, to the right of the company to unilaterally terminate the plan in its entirety.

Your have also agreed to contribute to the premium payments for the policy of insurance on your life. The monies necessary for your contribution, however, will be provided by the corporation and will be taxable to you as additional compensation. You have no right in any monies so contributed and will not be entitled to a refund of such monies at any time. The amount of your contribution is stipulated in the split dollar agreement and will increase each year.

                                CLAIMS PROCEDURE
                                ----------------

If you are not satisfied with a decision made as to your benefits under the plan and wish to make a claim, the following information about the Plan's Claims Procedure is intended to help you:

1.  Claims Fiduciary - The Plan Administrator is Richmond Federal Savings & Loan
    ----------------
    Association.

2.  Claim for Benefits - A claim for benefits under the Plan should be made in
    ------------------
    writing to the Plan Administrator.

3.  Notice of Claim Denial - If your claim for benefits is turned down, wholly
    ----------------------
    or partially, the Plan Administrator will notify you within ninety (90) days after you file your claim. The notice of denial will be in clear, understandable language and will give the reasons why your claim was turned down. You will be informed of the Plan Provisions on which the decision was based and will be told what additional information or material you need to support the claim.

4.  Request for Review of Claim Denial - If your claim is turned down, you may
    ----------------------------------
    request a full and fair review of a denial of your claim for benefits. You must make this request of the Plan Administrator in writing within sixty
    (60) days after you receive denial.

5.  Final Decision -  The final written decision of the Plan Administrator will
    --------------
    be delivered to you within sixty (60) days of his receipt of your appeal. This period may be extended if circumstances make it necessary.

Employer's Name, Address and Identification Number:

    Richmond Federal Savings & Loan Association
    115 South Lawrence Street
    Rockingham, North Carolina 28379
    EIN:  56-0377020

Type of Administration:

    Split Dollar Insurance Plan - Insurance Contract. Plan Administrator and
    ---------------------------
    agent for service of legal process:

    Richmond Federal Savings & Loan Association
    115 South Lawrence Street
    Rockingham, North Carolina 28379
    Telephone:   (919) 895-6046

Your Rights as a Participant
----------------------------

As a participant in the Plans you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). However, you should be aware that the split dollar plan as a welfare plan covering fewer than 100 participants is exempt from many of the reporting and disclosure requirements of those specific rights. Additionally, the deferred compensation plan, as an unfunded plan of deferred compensation for a select group of management or highly paid employees, is exempt from the full reporting and disclosure requirements where the alternative compliance procedure allowed for by the Secretary of Labor has been followed.

In addition to creating rights for plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your plan, called "fiduciaries" and "administrators" of the plan, have a duty to do so prudently and in the interest of you and other plan participants and beneficiaries. No one, including your employer or any other person, may terminate your employment or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the plan administrator review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan administrator and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the plan administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If the plan fiduciaries misuse the plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous. If you have any questions, about your plan, you should contact the plan administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

FORM 200 (2/83)                  [_] State Mutual Life Insurance Company of
                                     America
                                 [X] SMA Life Assurance Company
POLICY CONTRACT CHANGE                           Members of THE AMERICA GROUP
                                                  Worcester, Massachusetts 01605
================================================================================
            NOTE: SEE REVERSE SIDE FOR PROPER ENTRY AND INSTRUCTIONS
--------------------------------------------------------------------------------
INSURED                      POLICY(IES)                     AGENCY
                                            L392,179
R. LARRY CAMPBELL                                            CHARLOTTE    014
                             ENTER CONSECUTIVE NO. ONLY
================================================================================
                 AGENCY DATA (Required for change in plan only)
--------------------------------------------------------------------------------
GENERAL AGENT                WRITING AGENT

JEFF LYONS, CLU                RONALD W. ERICKSON, CLU
--------------------------------------------------------------------------------

in regard to the above-mentioned policy(ies) the undersigned (requests) the
following:   amendment thereto:

The undersigned corporation will be the owner of the policy applied for and will have the right on its sole signature without the consent of any person to sell, surrender, exercise the exchange option, if any, make policy loans, pledge or assign the policy absolutely or as security for a loan.

The owner will not change the beneficiary as set forth in paragraph (a), below, without the consent of the insured. The insured's right to consent shall terminate on the earlier of (1) the day prior to July 1, 2009 or (2) the insured's termination of employment in the undersigned corporation, at which time the owner shall become the beneficiary and the owner shall have the right thereafter to change the beneficiary. This shall not prevent the owner from exercising any of the other aforesaid rights under the policy upon its sole signature even when the effect is to terminate the beneficiary's interest in the policy.

At the death of the insured prior to the earlier of July 1, 2009 or the insured's termination of employment, the death benefit payable under the policy will be divided as follows:

(a) an amount equal to $200,000, or all of the proceeds if less than $200,000, shall be paid to Barbara B. Campbell, spouse of the insured, if living, otherwise the executors or administrators of the estate of the insured, and

(b) the balance of the proceeds (less any indebtedness and/or withdrawals under the policy, and subject to the claims of any assignee) shall be paid to the owner.

On the earlier of the date of July 1, 2009 or the insured's termination of employment and thereafter this Policy Contract Change, Form 200, shall no longer be in effect and the provisions hereof shall become null and void.

Neither the insured nor the beneficiary designated by the insured shall on the earlier of the date of July 1, 2009 or termination of employment and thereafter have any right, title or interest in and to the policy or any riders attached thereto.

The undersigned corporation shall on the earlier of the date of July 1, 2009 or the insured's termination of employment and thereafter become the sole beneficiary of the entire basic policy and any rider attached thereto unless another beneficiary has been named by the owner.

SMA Life Assurance Company will be entitled to rely upon an affidavit by the owner as to the amount of death benefit to which it is entitled and as to its rights to name or change beneficiaries as to all or any part of the proceeds and said SMA Life will be fully released and discharged of any liability for any action taken in reliance upon such affidavit.

If this application is for the conversion, split or exchange of the policy the beneficiary(ies) revocable or irrevocable, as the case may be, and the mode of payment under the new policy(ies) shall be the same as currently in effect in the policy to which this application relates.

The above change shall become effective upon the receipt and acceptance of this request by the Company or its Office.

--------------------------------------------------------------------------------
COLLATERAL ASSIGNEE'S SIGNATURE,     OWNER'S SIGNATURE
 IF APPLICABLE
                                     RICHMOND FEDERAL SAVINGS & LOAN ASSOCIATION
                                     /s/   Buena Vista Coggin, President

--------------------------------------------------------------------------------
BENEFICIARY'S SIGNATURE, IF          SIGNED AT                 DATE
 APPLICABLE
                                     ROCKINGHAM, NC               11-25-86

--------------------------------------------------------------------------------
                    THIS SPACE RESERVED FOR OFFICE ENTRIES
--------------------------------------------------------------------------------



================================================================================
--------------------------------------------------------------------------------

                           NOMINATION OF BENEFICIARY


TO: Richmond Federal Savings & Loan Association (hereinafter called the "Corporation")


I, Robert Larry Campbell, in accordance with the right granted to me in Section
2.01 of the agreement between me and the Corporation dated January 1, 1987 do hereby nominate as beneficiary thereunder in the event of my death:

                          Barbara B. Campbell, Spouse

still reserving the privilege of changing the Beneficiary herein named at any time or times without the consent of any such Beneficiary -

This nomination is made upon the following terms and conditions:

1. The word Beneficiary as used herein shall include the plural, wherever the contract so permits.

2. If any sole Beneficiary who is then receiving monthly payments hereunder and under said agreement shall not be living on any monthly payment date provided for in said agreement, any and all remaining monthly payments shall be made payable to the next beneficiary in the order named above unless the executors or administrators of such sole Beneficiary are named as Beneficiaries hereinabove.

3. If more than one Beneficiary is named either individually or as a class, monthly payments shall be made equally to such Beneficiaries unless otherwise provided hereinabove. If any such Beneficiaries die while receiving monthly payments under said agreement, any and all remaining payments shall be made equally to the surviving Beneficiaries of such designation or class or all to the sole survivor of them unless otherwise provided hereinabove. If all of such Beneficiaries shall die, any and all remaining payments shall be made to the next Beneficiary in the order named hereinabove.

4. If none of the Beneficiaries named hereinabove is living on any said monthly payment date, any and all remaining payments shall be made to my executors or administrators, or upon their written request, to any person or persons so designated by them.

5. If any such monthly payments shall be payable upon any trust, the Corporation shall not be liable to see to the application by the Trustee of any payment hereunder at any time, and may rely upon the sole signature of the Trustee to any receipt, release or waiver, or to any transfer or other instrument to whomsoever made purporting to affect this nomination or any right hereunder.

This nomination shall be executed in duplicate, but it shall not be valid unless one copy thereof is filed and receipt thereof acknowledged thereon by the Corporation during my lifetime. Any revocation or change of the Nomination of Beneficiary shall not be valid unless it is filed with and receipt thereof is acknowledged thereon by the Corporation during my lifetime, and any loss or destruction of any copy retained by me shall NOT constitute a revocation or change of this nomination.

This nomination cancels and supersedes any Nomination of Beneficiary heretofore made by me with respect to said agreement and the right to receive payments thereunder.

Date:   January 1, 1987            /s/  Robert Larry Campbell
                                 --------------------------------------------
                                 ROBERT LARRY CAMPBELL



The Corporation hereby acknowledges receipt of the above Nomination of Beneficiary this 1st day of January, 1987.


                            RICHMOND FEDERAL SAVINGS & LOAN
                                ASSOCIATION


                            By:   /s/  Arlie S. Baldwin
                               ----------------------------------------------
                                  SECRETARY